UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 18, 2009, FirstEnergy Corp., or FirstEnergy, issued a press release announcing that its previously announced cash tender offer, or the Tender Offer, for its 6.45% Notes, Series B, Due 2011, or the Notes, is oversubscribed.  As of 5:00 p.m., August 17, 2009, or the Early Tender Deadline, according to information provided by the Tender Agent, $1,253,050,000 aggregate principal amount of the Notes had been validly tendered and not withdrawn.  Based on the tenders received as of the Early Tender Deadline, FirstEnergy has increased the maximum principal amount of the Notes subject to purchase in the Tender Offer from the previously announced Tender Cap of $725,000,000 to $1,200,000,000. Holders of Notes that validly tendered their Notes by the Early Tender Deadline and whose Notes are accepted for purchase will receive the previously announced Total Consideration of $1,092.50 per $1,000 principal amount of Notes.  Holders of Notes that are validly tendered after the Early Tender Deadline and prior to the expiration time of 11:59 p.m., New York City time, on August 31, 2009, unless extended or earlier terminated, and accepted for purchase will receive the previously announced Tender Offer Consideration of $1,062.50 per $1,000 principal amount of Notes. All other terms of the Tender Offer remain unchanged.  Because the aggregate principal amount of the Notes validly tendered and not withdrawn as of the Early Tender Deadline is in excess of the New Tender Cap, FirstEnergy will purchase the Notes accepted in the Tender Offer on a pro rata basis among the tendering holders, as described in the Offer to Purchase.

A copy of FirstEnergy’s press release announcing early tender results and the amendments to the Tender Offer is attached hereto as Exhibit 99.1 to this report and is hereby incorporated by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by FirstEnergy, announcing early tender results and an amendment to the Tender Offer.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Pennsylvania, the impact of the Public Utilities Commission of Ohio’s regulatory process on the Ohio Companies associated with the distribution rate case, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission regulations, the potential impacts of the U.S. Court of Appeals’ July 11, 2008 decision requiring revisions to the Clean Air Interstate Rules and the scope of any laws, rules or regulations that may ultimately take their place, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated or that certain generating units may need to be shut down) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the Nuclear Regulatory Commission, Metropolitan Edison Company’s and Pennsylvania Electric Company’s transmission service charge filings with the Pennsylvania Public Utility Commission, the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy’s nuclear decommissioning trusts, pension trusts and other trust funds, and cause it to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the Registrant, the state of the capital and credit markets affecting the Registrant, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy’s access to financing or its costs or  increase its requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees, the continuing decline of the national and regional economy and its impact on the registrant’s major industrial and commercial customers, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy does business, and the risks and other factors discussed from time to time in the Registrant’s Securities and Exchange Commission filings, and other similar factors.  The foregoing review of factors should not be construed as exhaustive.  New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. A security rating is not a recommendation to buy, sell or hold securities that may be subject to revision or withdrawal at any time by the assigning rating organization.  Each rating should be evaluated independently of any other rating.  The Registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

August 18, 2009

FIRSTENERGY CORP.
Registrant

By:	/s/ Lisa S. Wilson
Lisa S. Wilson Assistant Controller